Exhibit 10.44

EXECUTION VERSION

SECURITIES PURCHASE AGREEMENT

THIS SECURITIES PURCHASE AGREEMENT (this “Agreement”), dated as of May 3, 2022, is between KONA GOLD BEVERAGE, INC., a company incorporated under the laws of the State of Delaware, with principal executive offices located at 746 North Drive – Suite A, Melbourne, Florida 32934 (the “Company”), and each of the investors listed on the Schedule of Buyers attached hereto (individually, a “Buyer”; and, collectively, the “Buyers”).

WITNESSETH

WHEREAS, the Company and each Buyer desire to enter into this transaction for the Company to sell and the Buyers to purchase the Convertible Debenture (as defined below) pursuant to an exemption from registration pursuant to Section 4(a)(2) and/or Rule 506 of Regulation D (“Regulation D”) as promulgated by the U.S. Securities and Exchange Commission (the “SEC”) under the Securities Act of 1933, as amended (the “Securities Act”);

WHEREAS, the parties desire that, upon the terms and subject to the conditions contained herein, the Company shall issue and sell to the Buyer(s), as provided herein, and the Buyer(s) shall purchase a convertible debenture in the form attached hereto as “Exhibit A” (the “Convertible Debenture”) in the aggregate principal amount of up to $500,000 (the “Subscription Amount”), which shall be convertible into shares of the Company’s common stock, par value $0.00001 (the “Common Stock”) (as converted, the “Conversion Shares”), of which $500,000 shall be purchased upon the signing this Agreement (the “Closing”), at a purchase price equal to 96% of the Subscription Amount (the “Purchase Price”) in the respective amounts set forth opposite each Buyer(s) name on Schedule I;

WHEREAS, the Convertible Debenture shall be secured, “on an equal footing” basis by all assets of the Company that are subject to (i) that certain Security Agreement by and among the Investor (as this term is defined in such agreement), the Company and the Company’s subsidiaries dated the date hereof (all of such security agreements shall be referred to as the “Security Agreement”), pursuant to which the Company and its wholly owned subsidiaries agreed to provide the Investor with a security interest in Pledged Property (as this term is defined in the Security Agreement), (ii) the Intellectual Property Security Agreement by and among the Investor, the Company and the Company’s subsidiaries referenced therein dated the date hereof (all of such intellectual property security agreements shall be referred to as the “IP Security Agreement”), pursuant to which the Company and its wholly owned subsidiaries agreed to provide the Investor with a security interest in the intellectual property collateral (as this term is defined in the IP Security Agreement), and (iii) the global guaranty the Company’s subsidiaries in favor or the Investor dated the date hereof (the “Guaranty”; and, collectively with the Security Agreement and the IP Security Agreement, the “Security Documents”) in favor of the Investor;

WHEREAS, contemporaneously with the Closing, the Company shall issue to the Investor a warrant to purchase up to 8,333,333 shares of the Company’s Common Stock (the “Warrant Shares”) in the form attached hereto as Exhibit B (the “Warrant”);

WHEREAS, contemporaneously with the execution and delivery of this Agreement, the Company is delivering Irrevocable Transfer Agent Instructions (the “Irrevocable Transfer Agent Instructions”) to its transfer agent; and

WHEREAS, the Convertible Debenture and the Conversion Shares and the Warrant and the Warrant Shares are collectively referred to herein as the “Securities.”

AGREEMENT

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and each Buyer hereby agree as follows:

1.	PURCHASE AND SALE OF CONVERTIBLE DEBENTURE AND WARRANT.

(a) Purchase of Convertible Debenture. Subject to the satisfaction (or waiver) of the conditions set forth in Sections 6 and 7, below, the Company shall issue and sell to each Buyer, and each Buyer severally, but not jointly, shall purchase from the Company at the Closing a Convertible Debenture with principal amount corresponding with the Subscription Amount set forth opposite each Buyer’s name on Schedule of Buyers attached as Schedule I hereto.

(b) Closing Date. The Closing of the purchase of the Convertible Debenture by the Buyers shall occur at the offices Yorkville Advisors Global, LP, 1012 Springfield Avenue, Mountainside, NJ 07092. The date and time of the Closing shall be 10:00 a.m., New York time, on the first Business Day on which the conditions to the Closing set forth in Sections 6 and 7, below, are satisfied or waived (or such other date as is mutually agreed to by the Company and each Buyer) (the “Closing Date”) As used herein “Business Day” means any day other than a Saturday, Sunday, or other day on which commercial banks in New York, New York are authorized or required by law to remain closed.

(c) Form of Payment; Deliveries. Subject to the satisfaction of the terms and conditions of this Agreement, on the Closing Date, (i) the Buyers shall deliver to the Company the Purchase Price for the Convertible Debenture to be issued and sold to such Buyer at such Closing, minus any fees or expenses to be paid directly from the proceeds of such Closing as set forth herein and (ii) the Company shall deliver to each Buyer, the Convertible Debenture that such Buyer is purchasing at such Closing with a principal amount corresponding with the Subscription Amount set forth opposite each Buyer’s name on Schedule of Buyers attached as Schedule I hereto, duly executed on behalf of the Company.

2

2.	BUYER’S REPRESENTATIONS AND WARRANTIES.

Each Buyer, severally and not jointly, represents and warrants to the Company with respect to only itself that, as of the date hereof and as of the Closing Date:

(a) Investment Purpose. The Buyer is acquiring the Securities for its own account for investment purposes and not with a view toward, or for resale in connection with, the public sale or distribution thereof, except pursuant to sales registered under or exempt from the registration requirements of the Securities Act; provided, however, that, by making the representations herein, such Buyer does not agree, or make any representation or warranty, to hold any of the Securities for any minimum or other specific term and reserves the right to dispose of the Securities at any time in accordance with, or pursuant to, a registration statement covering such Securities or an available exemption under the Securities Act. Such Buyer does not presently have any agreement or understanding, directly or indirectly, with any Person to distribute any of the Securities.

(b) Accredited Investor Status. The Buyer is an “Accredited Investor” as that term is defined in Rule 501(a)(3) of Regulation D.

(c) Reliance on Exemptions. The Buyer understands that the Securities are being offered and sold to it in reliance on specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying in part upon the truth and accuracy of, and such Buyer’s compliance with, the representations, warranties, agreements, acknowledgments, and understandings of such Buyer set forth herein in order to determine the availability of such exemptions and the eligibility of such Buyer to acquire the Securities.

(d) Information. The Buyer and its advisors (and his, her, or its counsel), if any, have been furnished with all materials relating to the business, finances, and operations of the Company and information the Buyer or such individual deemed material to making an informed investment decision regarding the Buyer’s purchase of the Securities that have been requested by such Buyer. The Buyer and such individuals have been afforded the opportunity to ask questions of the Company and its management. The Buyer understands that its investment in the Securities involves a high degree of risk. The Buyer has sought such accounting, legal, and tax advice as it has considered necessary to make an informed investment decision with respect to its acquisition of the Securities.

(e) Transfer or Resale. The Buyer understands that: (i) the Securities have not been registered under the Securities Act or qualified under any state securities laws, and may not be offered for sale, sold, assigned, or transferred unless (A) subsequently registered thereunder, (B) such Buyer shall have delivered to the Company an opinion of counsel, in a generally acceptable form, to the effect that such Securities to be sold, assigned, or transferred may be sold, assigned, or transferred pursuant to an exemption from such registration requirements, or (C) such Buyer provides the Company with reasonable assurances (in the form of seller and broker representation letters) that such Securities can be sold, assigned, or transferred pursuant to Rule 144 promulgated under the Securities Act, as amended (or a successor rule thereto) (collectively, “Rule 144”), in each case following the applicable holding period set forth therein and (ii) any sale of the Securities made in reliance on Rule 144 may be made only in accordance with the terms of Rule 144 and, further, if Rule 144 is not applicable, any resale of the Securities under circumstances in which the seller (or the person through whom the sale is made) may be deemed to be an underwriter (as that term is defined in the Securities Act) may require compliance with some other exemption under the Securities Act or the rules and regulations of the SEC thereunder.

3

(f) Legends. The Buyer agrees to the imprinting, so long as its required by this Section 2(f), of a restrictive legend on the Securities in substantially the following form:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE [AND THOSE SECURITIES INTO WHICH THEY ARE CONVERTIBLE] HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR QUALIFIED UNDER APPLICABLE STATE SECURITIES LAWS. THE SECURITIES [AND THOSE SECURITIES INTO WHICH THEY ARE CONVERTIBLE] HAVE BEEN ACQUIRED SOLELY FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TOWARD RESALE AND MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED, OR ASSIGNED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS, OR AN OPINION OF COUNSEL, IN A GENERALLY ACCEPTABLE FORM, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR APPLICABLE STATE SECURITIES LAWS.

Certificates evidencing the Conversion Shares and/or the Warrant Shares shall not contain any legend (including the legend set forth above) (i) while a registration statement covering the resale of such security is effective under the Securities Act, (ii) following any sale of such Conversion Shares and/or Warrant Shares] pursuant to Rule 144, (iii) if such Conversion Shares and/or Warrant Shares are eligible for sale under Rule 144, or (iv) if such legend is not required under applicable requirements of the Securities Act (including judicial interpretations and pronouncements issued by the staff of the SEC). The Buyer agrees that the removal of restrictive legend from certificates representing Securities as set forth in this Section 3(f) is predicated upon the Company’s reliance that the Buyer will sell any Securities pursuant to either the registration requirements of the Securities Act, including any applicable prospectus delivery requirements, or an exemption therefrom, and that if Securities are sold pursuant to a registration statement, they will be sold in compliance with the plan of distribution set forth therein.

(g) Organization; Authority. Such Buyer is an entity duly organized, validly existing, and in good standing under the laws of the jurisdiction of its organization with the requisite power and authority to enter into and to consummate the transactions contemplated by the Transaction Documents (as defined below) to which it is a party and otherwise to carry out its obligations hereunder and thereunder.

(h) Authorization, Enforcement. This Agreement has been duly and validly authorized, executed, and delivered on behalf of such Buyer and shall constitute the legal, valid, and binding obligations of such Buyer enforceable against such Buyer in accordance with its terms, except as such enforceability may be limited by general principles of equity or to applicable bankruptcy, insolvency, reorganization, moratorium, liquidation, and other similar laws relating to, or affecting generally, the enforcement of applicable creditors’ rights and remedies.

4

(i) No Conflicts. The execution, delivery, and performance by such Buyer of this Agreement and the consummation by such Buyer of the transactions contemplated hereby will not (i) result in a violation of the organizational documents of such Buyer, (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration, or cancellation of, any agreement, indenture, or instrument to which such Buyer is a party, or (iii) result in a violation of any law, rule, regulation, order, judgment, or decree (including federal and state securities laws) applicable to such Buyer, except, in the case of clauses (ii) and (iii), above, for such conflicts, defaults, rights, or violations which could not, individually or in the aggregate, reasonably be expected to have a material adverse effect on the ability of such Buyer to perform its obligations hereunder.

(j) Certain Trading Activities. The Buyer has not directly or indirectly, nor has any Person acting on behalf of or pursuant to any understanding with the Buyer, engaged in any transactions in the securities of the Company (including, without limitation, any Short Sales (as defined below) involving the Company’s securities) during the period commencing as of the time that the Buyer first contacted the Company or the Company’s agents regarding the specific investment in the Company contemplated by this Agreement and ending immediately prior to the execution of this Agreement by such Buyer. The Buyer hereby agrees that it shall not, directly or indirectly, engage in any Short Sales involving the Company’s securities during the period commencing on the date hereof and ending when no Convertible Debenture remains outstanding. “Short Sales” means all “short sales” as defined in Rule 200 promulgated under Regulation SHO under the 1934 Act (as defined below). The Buyer is aware that Short Sales and other hedging activities may be subject to applicable federal and state securities laws, rules, and regulations and the Buyer acknowledges that the responsibility of compliance with any such federal or state securities laws, rules, and regulations is solely the responsibility of the Buyer.

3.	REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

Except as set forth under the corresponding section of the Disclosure Schedules, which Disclosure Schedules shall be deemed a part hereof and qualify any representation or warranty otherwise made herein to the extent of such disclosure, the Company hereby makes the representations and warranties set forth below to each Buyer:

(a) Organization and Qualification. The Company and each of its Subsidiaries are entities duly formed, validly existing, and in good standing under the laws of the jurisdiction in which they are formed and have the requisite power and authority to own their properties and to carry on their business as now being conducted and as presently proposed to be conducted. The Company and each of its Subsidiaries is duly qualified as a foreign entity to do business and is in good standing in every jurisdiction in which its ownership of property or the nature of the business conducted by it makes such qualification necessary, except to the extent that the failure to be so qualified or be in good standing would not reasonably be expected to have a Material Adverse Effect (as defined below). As used in this Agreement, “Material Adverse Effect” means any material adverse effect on (i) the business, properties, assets, liabilities, operations (including results thereof), condition (financial or otherwise), or prospects of the Company and its Subsidiaries, taken as a whole, (ii) the transactions contemplated hereby or in any of the other Transaction Documents or any other agreements or instruments to be entered into by the Company in connection herewith or therewith, or (iii) the authority or ability of the Company to perform any of its obligations under any of the Transaction Documents (as defined below). “Subsidiaries” means any Person in which the Company, directly or indirectly, owns a majority of the outstanding capital stock having voting power or holds a majority of the equity or similar interest of such Person, and each of the foregoing, is individually referred to herein as a “Subsidiary”.

5

(b) Authorization; Enforcement; Validity. The Company has the requisite power and authority to enter into and perform its obligations under this Agreement and the other Transaction Documents and to issue the Securities in accordance with the terms hereof and thereof. The execution and delivery of this Agreement and the other Transaction Documents by the Company and the consummation by the Company of the transactions contemplated hereby and thereby (including, without limitation, the issuance of the Convertible Debenture and the reservation for issuance and issuance of the Conversion Shares issuable upon conversion of the Convertible Debenture), have been duly authorized by the Company’s board of directors and no further filing, consent, or authorization is required by the Company, its board of directors, or its stockholders or other governmental body. This Agreement has been, and the other Transaction Documents to which the Company is a party will be, prior to the Closing, duly executed and delivered by the Company, and each constitutes the legal, valid, and binding obligations of the Company, enforceable against the Company in accordance with its respective terms, except as such enforceability may be limited by general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation, or similar laws relating to, or affecting generally, the enforcement of applicable creditors’ rights and remedies and except as rights to indemnification and to contribution may be limited by federal or state securities law. “Transaction Documents” means, collectively, this Agreement, the Convertible Debenture, the Warrant, the Security Documents, the Irrevocable Transfer Agent Instructions, and each of the other agreements and instruments entered into by the Company or delivered by the Company in connection with the transactions contemplated hereby and thereby, as may be amended from time to time.

(c) Issuance of Securities. The issuance of the Securities is duly authorized and, upon issuance and payment in accordance with the terms of the Transaction Documents, the Securities shall be validly issued, fully paid, and non-assessable and free from all preemptive or similar rights, mortgages, defects, claims, liens, pledges, charges, taxes, rights of first refusal, encumbrances, security interests, and other encumbrances (collectively, the “Liens”) with respect to the issuance thereof. As of the Closing Date, the Company shall have reserved from its duly authorized capital stock (i) that number of shares of Common Stock issuable upon the exercise of the Warrant in full, i.e., all of the Warrant Shares and (ii) not less than 500% of the maximum number of shares of Common Stock issuable upon conversion of all Convertible Debenture (assuming for purposes hereof that (A) such Convertible Debenture is convertible at the Conversion Price (as defined therein) as of the date of determination and (B) any such conversion shall not take into account any limitations on the conversion of the Convertible Debenture set forth therein). Upon issuance or conversion in accordance with the Convertible Debenture, and the exercise of the Warrant, the Conversion Shares and Warrant Shares, when issued, will be validly issued, fully paid, and nonassessable and free from all preemptive or similar rights or Liens with respect to the issuance thereof, with the holders being entitled to all rights accorded to a holder of Common Stock.

6

(d) No Conflicts. The execution, delivery, and performance of the Transaction Documents by the Company and the consummation by the Company of the transactions contemplated hereby and thereby (including, without limitation, the issuance of the Convertible Debenture, the Conversion Shares, the Warrant, and the Warrant Shares and the reservation for issuance of the Conversion Shares and Warrant Shares) will not (i) result in a violation of the Certificate of Incorporation (as defined below), By-laws (as defined below), certificate of formation, memorandum of association, articles of association, bylaws or other organizational documents of the Company or any of its Subsidiaries, or any capital stock or other securities of the Company or any of its Subsidiaries, (ii) conflict with, or constitute a default under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Company or any of its Subsidiaries is a party, or (iii) result in a violation of any law, rule, regulation, order, judgment or decree (including, without limitation, U.S. federal and state securities laws and regulations, the securities laws of the jurisdictions of the Company’s incorporation or in which it or its subsidiaries operate and the rules and regulations of the OTC Markets Group Inc.’s (“OTC Markets”) Pink® Open Market (the “Principal Market”) and including all applicable laws, rules and regulations of the State of Delaware) applicable to the Company or any of its Subsidiaries or by which any property or asset of the Company or any of its Subsidiaries is bound or affected, except in the case of (ii) and (iii) for any conflict, default, right or violation that would not reasonably be expected to result in a Material Adverse Effect.

(e) Consents. The Company is not required to obtain any material consent from, authorization or order of, or make any filing or registration with (other than any filings as may be required by any federal or state securities agencies and any filings as may be required by the Principal Market), any Governmental Entity (as defined below) or any regulatory or self-regulatory agency or any other Person in order for it to execute, deliver or perform any of its obligations under or contemplated by the Transaction Documents, in each case, in accordance with the terms hereof or thereof. All consents, authorizations, orders, filings and registrations which the Company or any Subsidiary is required to obtain pursuant to the preceding sentence have been or will be obtained or effected on or prior to the Closing Date, and neither the Company nor any of its Subsidiaries are aware of any facts or circumstances which might prevent the Company or any of its Subsidiaries from obtaining or effecting any of the registration, application or filings contemplated by the Transaction Documents. The Company is not in violation of the requirements of the Principal Market and has no knowledge of any facts or circumstances which could reasonably lead to delisting or suspension of the Common Stock in the foreseeable future. The Company has notified the Principal Market of the issuance of all of the Securities hereunder, which does not require obtaining the approval of the stockholders of the Company or any other Person or Governmental Entity, and the Principal Market has completed its review of the related Listing of Additional Share form. “Governmental Entity” means any nation, state, county, city, town, village, district, or other political jurisdiction of any nature, federal, state, local, municipal, foreign, or other government, governmental or quasi-governmental authority of any nature (including any governmental agency, branch, department, official, or entity and any court or other tribunal), multi-national organization or body; or body exercising, or entitled to exercise, any administrative, executive, judicial, legislative, police, regulatory, or taxing authority or power of any nature or instrumentality of any of the foregoing, including any entity or enterprise owned or controlled by a government or a public international organization or any of the foregoing.

7

(f) Acknowledgment Regarding Buyer’s Purchase of Securities. The Company acknowledges and agrees that each Buyer is acting solely in the capacity of an arm’s length purchaser with respect to the Transaction Documents and the transactions contemplated hereby and thereby and that no Buyer is (i) an officer or director of the Company or any of its Subsidiaries, (ii) to its knowledge, an “affiliate” (as defined in Rule 144 promulgated under the 1933 Act (or a successor rule thereto) (collectively, “Rule 144”)) of the Company or any of its Subsidiaries or (iii) to its knowledge, a “beneficial owner” of more than 10% of the shares of Common Stock (as defined for purposes of Rule 13d-3 of the 1934 Act). The Company further acknowledges that no Buyer (nor any affiliate of any Buyer) is acting as a financial advisor or fiduciary of the Company or any of its Subsidiaries (or in any similar capacity) with respect to the Transaction Documents and the transactions contemplated hereby and thereby, and any advice given by a Buyer or any of its representatives or agents in connection with the Transaction Documents and the transactions contemplated hereby and thereby is merely incidental to such Buyer’s purchase of the Securities. The Company further represents to each Buyer that the Company’s decision to enter into the Transaction Documents to which it is a party has been based solely on the independent evaluation by the Company and its representatives.

(g) No Integrated Offering. None of the Company, its Subsidiaries, or any of their affiliates, nor any Person acting on their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would cause this offering of the Securities to require approval of stockholders of the Company under any applicable stockholder approval provisions, including, without limitation, under the rules and regulations of any exchange or automated quotation system on which any of the securities of the Company are listed or designated for quotation. None of the Company, its Subsidiaries, their affiliates nor any Person acting on their behalf will take any action or steps that would cause the offering of any of the Securities to be integrated with other offerings of securities of the Company.

(h) Dilutive Effect. The Company understands and acknowledges that the number of Conversion Shares and Warrant Shares may increase in certain circumstances. The Company further acknowledges its obligation to issue the Conversion Shares upon conversion of the Convertible Debenture and the Warrant Shares upon exercise of the Warrant in accordance with this Agreement, the Convertible Debenture, and the Warrant is, absolute and unconditional regardless of the dilutive effect that such issuance may have on the ownership interests of other stockholders of the Company.

(i) Application of Takeover Protections; Rights Agreement. The Company and its board of directors have taken all necessary action, if any, in order to render inapplicable any control share acquisition, interested stockholder, business combination, poison pill (including, without limitation, any distribution under a rights agreement), stockholder rights plan, or other similar anti-takeover provision under the Certificate of Incorporation, By-laws, or other organizational documents or the laws of the jurisdiction of its incorporation or otherwise that is or could become applicable to any Buyer as a result of the transactions contemplated by this Agreement, including, without limitation, the Company’s issuance of the Securities and any Buyer’s ownership of the Securities.

8

(j) SEC Documents; OTC Markets Documents; Financial Statements. The Company has filed all reports, schedules, forms, statements, and other documents required to be filed by it with the OTC Markets in connection with the quoting of its Common Stock on the Pink® Open Market during the two (2) years preceding the date of listing of its Common Stock on the Principal Market and, from and after the date of listing of its Common Stock on the Principal Market, has filed all reports, schedules, forms, statements, and other documents required to be filed by it with the OTC Markets in connection therewith (all of the foregoing filings preceding the date thereof, as amended after the date thereof and all exhibits included therein and financial statements and schedules thereto and documents incorporated by reference therein, being hereinafter referred to as the “OTC Markets Documents”) on a timely basis or has received a valid extension of such time of filing. Since the Company’s filing of its Registration Statement on Form S-1 on July 16, 2020 with the SEC (which filing was the Company’s first filing with the SEC), the Company has timely filed all reports, schedules, forms, proxy statements, statements, and other documents required to be filed by it with the SEC pursuant to the reporting requirements of the Securities Exchange Act of 1934, as amended (the “1934 Act”) (all of the foregoing filed prior to the date hereof and all exhibits and appendices included therein and financial statements, notes and schedules thereto and documents incorporated by reference therein being hereinafter referred to as the “SEC Documents”). The Company has delivered or has made available to the Buyers or their respective representatives true, correct, and complete copies of each of the SEC Documents not available on the EDGAR system. As of their respective dates, the SEC Documents complied in all material respects with the requirements of the 1934 Act and the rules and regulations of the SEC promulgated thereunder applicable to the SEC Documents, and none of the SEC Documents, at the time they were filed with the SEC, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. As of their respective dates, the financial statements of the Company included in the SEC Documents complied in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto as in effect as of the time of filing. Such financial statements have been prepared in accordance with generally accepted accounting principles (“GAAP”), consistently applied, during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto or (ii) in the case of unaudited interim statements, to the extent they may exclude footnotes or may be condensed or summary statements) and fairly present in all material respects the financial position of the Company as of the dates thereof and the results of its operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments that will not be material, either individually or in the aggregate). The reserves, if any, established by the Company or the lack of reserves, if applicable, are reasonable based upon facts and circumstances known by the Company on the date hereof and there are no loss contingencies that are required to be accrued by the Statement of Financial Accounting Standard No. 5 of the Financial Accounting Standards Board that are not provided for by the Company in its financial statements or otherwise. No other information provided by or on behalf of the Company to any of the Buyers that is not included in the SEC Documents (including, without limitation, information in the disclosure schedules to this Agreement) contains any untrue statement of a material fact or omits to state any material fact necessary in order to make the statements therein not misleading, in the light of the circumstance under which they are or were made. The Company is not currently contemplating to amend or restate any of the financial statements (including, without limitation, any notes or any letter of the independent accountants of the Company with respect thereto) included in the SEC Documents (the “Financial Statements”), nor is the Company currently aware of facts or circumstances that would require the Company to amend or restate any of the Financial Statements, in each case, in order for any of the Financial Statements to be in compliance with GAAP and the rules and regulations of the SEC. The Company has not been informed by its independent accountants that they recommend that the Company amend or restate any of the Financial Statements or that there is any need for the Company to amend or restate any of the Financial Statements.

(k) Absence of Certain Changes. Since the date of the Company’s most recent audited financial statements contained in a Form 10-K, there has been no Material Adverse Effect, nor any event or occurrence specifically affecting the Company or its Subsidiaries that would be reasonably expected to result in a Material Adverse Effect. Since the date of the Company’s most recent audited financial statements contained in a Form 10-K, neither the Company nor any of its Subsidiaries has (i) declared or paid any dividends, (ii) sold any material assets, individually or in the aggregate, outside of the ordinary course of business, or (iii) made any material capital expenditures, individually or in the aggregate, outside of the ordinary course of business. Neither the Company nor any of its Subsidiaries has taken any steps to seek protection pursuant to any law or statute relating to bankruptcy, insolvency, reorganization, receivership, liquidation, or winding up, nor does the Company or any Subsidiary have any knowledge or reason to believe that any of their respective creditors intends to initiate involuntary bankruptcy proceedings or any actual knowledge of any fact that would reasonably lead a creditor to do so.

(l) No Undisclosed Events, Liabilities, Developments or Circumstances. No event, liability, development, or circumstance has occurred or exists, or is reasonably expected to exist or occur specific to the Company, any of its Subsidiaries or any of their respective businesses, properties, liabilities, prospects, operations (including results thereof) or condition (financial or otherwise), that has not been publicly disclosed and would reasonably be expected to have a Material Adverse Effect.

9

(m) Conduct of Business; Regulatory Permits. Neither the Company nor any of its Subsidiaries is in violation of any term under its respective Certificate of Incorporation, any certificate of designation, preferences, or rights of any other outstanding series of preferred stock of the Company or any of its Subsidiaries or By-laws or their organizational charter, certificate of formation, memorandum of association, articles of association, Certificate of Incorporation or articles of incorporation or bylaws, respectively. Neither the Company nor any of its Subsidiaries is in violation of any judgment, decree, or order or any statute, ordinance, rule, or regulation applicable to the Company or any of its Subsidiaries, and neither the Company nor any of its Subsidiaries will conduct its business in violation of any of the foregoing, except in all cases for violations that would not reasonably be expected to have a Material Adverse Effect. Without limiting the generality of the foregoing, the Company is not in violation of any of the rules, regulations, or requirements of the Principal Market and has no knowledge of any facts or circumstances that could reasonably lead to delisting or suspension of the Common Stock by the Principal Market in the foreseeable future. During the one year prior to the date hereof, (i) the Common Stock has been listed or designated for quotation on the Principal Market (actually, since January 2021), (ii) trading in the Common Stock has not been suspended by the SEC or the Principal Market, and (iii) the Company has received no communication, written or oral, from the SEC or the Principal Market regarding the suspension or delisting of the Common Stock from the Principal Market, that has not been publicly disclosed. The Company and each of its Subsidiaries possess all certificates, authorizations, and permits issued by the appropriate regulatory authorities necessary to conduct their respective businesses, except where the failure to possess such certificates, authorizations or permits would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, and neither the Company nor any of its Subsidiaries has received any notice of proceedings relating to the revocation or modification of any such certificate, authorization, or permit. There is no agreement, commitment, judgment, injunction, order, or decree binding upon the Company or any of its Subsidiaries or to which the Company or any of its Subsidiaries is a party that has or would reasonably be expected to have the effect of prohibiting or materially impairing any business practice of the Company or any of its Subsidiaries, any acquisition of property by the Company, or any of its Subsidiaries or the conduct of business by the Company or any of its Subsidiaries as currently conducted other than such effects, individually or in the aggregate, that have not had and would not reasonably be expected to have a Material Adverse Effect on the Company or any of its Subsidiaries.

(n) Compliance with Laws.

(i) Definitions:

(a) “Anti-Bribery Laws” shall mean of any provision of any applicable law or regulation implementing the OECD Convention on Combating Bribery of Foreign Public Officials in International Business Transactions or any applicable provision of the U.S. Foreign Corrupt Practices Act of 1977, as amended (the “FCPA”), or any other similar law of any other jurisdiction in which the Company operates its business, including, in each case, the rules and regulations thereunder.

(b) “Applicable Laws” shall mean applicable laws, statutes, rules, regulations, orders, executive orders, directives, policies, guidelines, ordinance, or regulation of any governmental entity and codes having the force of law, whether local, national, or international, as amended from time to time, including without limitation (i) all applicable laws that relate to money laundering, terrorist financing, financial record keeping and reporting, (ii) all applicable laws that relate to anti-bribery, anti-corruption, books and records, and internal controls, including the Anti-Bribery Laws, (iii) Sanctions Laws and Anti-Money Laundering Laws.

10

(c) “Anti-Money Laundering Laws” shall mean applicable financial recordkeeping and reporting requirements and all other applicable U.S. and non-U.S. anti-money laundering laws, rules and regulations, including, but not limited to, those of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the United States Bank Secrecy Act, as amended by the USA PATRIOT Act of 2001, and the United States Money Laundering Control Act of 1986 (18 U.S.C. §§1956 and 1957), as amended, as well as the implementing rules and regulations promulgated thereunder, and the applicable money laundering statutes of all applicable jurisdictions, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental agency or self-regulatory.

(d) “Sanctions Laws” shall mean any and all applicable U.S. and non-U.S. laws and regulations, including, but not limited to, the laws, regulations, and Executive Orders and sanctions programs (“Sanctions Programs”) enforced or administered by the U.S. Office of Foreign Assets Control (“OFAC”) or the U.S. Departments of State or Commerce, including, without limitation, (i) Executive Order 13224 of September 23, 2001 entitled, “Blocking Property and Prohibiting Transactions With Persons Who Commit, Threaten to Commit, or Support Terrorism” (66 Fed. Reg. 49079 (2001)); and any regulations contained in 31 CFR, Subtitle B, Chapter V.

(o) Compliance with Applicable Laws. The operations of the Company and its Subsidiaries are and have been conducted at all times in compliance with and have not previously violated Applicable Laws and no action, suit, or proceeding by or before any court or governmental agency, authority, or body or any arbitrator involving the Company or any of its Subsidiaries with respect to Applicable Laws is pending or, to the knowledge of the Company, threatened.

(p) Anti/Bribery/Foreign Corrupt Practices. Neither the Company nor any of its Subsidiaries nor any director, officer, agent, or employee, nor any other person acting for or on behalf of the Company or any of its Subsidiaries (individually and collectively, a “Company Affiliate”) has violated the U.S. Foreign Corrupt Practices Act (the “FCPA) or any other applicable anti-bribery or anti-corruption laws, nor has any Company Affiliate offered, paid, promised to pay, or authorized the payment of any money, or offered, given, promised to give, or authorized the giving of anything of value, to any officer, employee, or any other person acting in an official capacity for any Governmental Entity to any political party or official thereof or to any candidate for political office (individually and collectively, a “Government Official”) or to any person under circumstances where such Company Affiliate knew or was aware of a high probability that all or a portion of such money or thing of value would be offered, given, or promised, directly or indirectly, to any Government Official, for the purpose, in violation of applicable law, of: (i) (A) influencing any act or decision of such Government Official in his/her official capacity, (B) inducing such Government Official to do or omit to do any act in violation of his/her lawful duty, (C) securing any improper advantage, or (D) inducing such Government Official to influence or affect any act or decision of any Governmental Entity or (ii) assisting the Company or its Subsidiaries in obtaining or retaining business for or with, or directing business to, the Company or its Subsidiaries.

11

(q) Equity Capitalization.

(i) Definitions:

(a) “Common Stock” means (x) the shares of the Company’s common stock, par value $0.00001 per share, and (y) any capital stock into which such common stock shall have been changed or any share capital resulting from a reclassification of such common stock.

(b) “Preferred Stock” means (x) the Company’s blank check preferred stock, par value $0.00001 per share, the terms of which may be designated by the board of directors of the Company in a statement of designations, (y) the series of designated preferred stock, par value $0.00001 per share, and (z) any capital stock into which such preferred stock shall have been changed or any share capital resulting from a reclassification of such preferred stock (other than a conversion of such preferred stock into Common Stock in accordance with the terms of the respective Certificates of Designation of Preferences, Rights, and Limitations of the Series B Preferred Stock, the Series C Preferred Stock, and the Series D Preferred Stock).

(r) Authorized and Outstanding Capital Stock. As of the date hereof, the authorized capital stock of the Company consists of (A) 2,500,000,000 shares of Common Stock, of which 1,482,788,393 are issued and outstanding and (B) 10,000,000 shares of Preferred Stock, allocated into three different series: 1,200,000 shares of Series B Preferred Stock (par value $0.00001), 250 shares of Series C Preferred Stock (par value $0.00001), and 500,000 shares of Series D Preferred Stock (par value $0.00001) (collectively, the “Preferred Stock”) of which 488,000 shares of Series B Preferred Stock, 140 shares of Series C Preferred Stock, and 500,000 shares of Series D Preferred Stock are issued and outstanding.

(s) Valid Issuance; Available Shares. All of such outstanding shares are duly authorized and have been validly issued and are fully paid and nonassessable.

(t) Existing Securities; Obligations. Except as disclosed in the SEC Documents: (A) none of the Company’s or any Subsidiary’s shares, interests, or capital stock is subject to preemptive rights or any other similar rights or Liens suffered or permitted by the Company or any Subsidiary; (B) there are no outstanding options, warrants, scrip, rights to subscribe to, calls, or commitments of any character whatsoever relating to, or securities or rights convertible into, or exercisable or exchangeable for, any shares, interests, or capital stock of the Company or any of its Subsidiaries, or contracts, commitments, understandings, or arrangements by which the Company or any of its Subsidiaries is or may become bound to issue additional shares, interests, or capital stock of the Company or any of its Subsidiaries or options, warrants, scrip, rights to subscribe to, calls, or commitments of any character whatsoever relating to, or securities or rights convertible into, or exercisable or exchangeable for, any shares, interests, or capital stock of the Company or any of its Subsidiaries; (C) there are no agreements or arrangements under which the Company or any of its Subsidiaries are obligated to register the sale of any of their securities under the 1933 Act; (D) there are no outstanding securities or instruments of the Company or any of its Subsidiaries that contain any redemption or similar provisions, and there are no contracts, commitments, understandings, or arrangements by which the Company or any of its Subsidiaries is or may become bound to redeem a security of the Company or any of its Subsidiaries; (E) there are no securities or instruments containing anti-dilution or similar provisions that will be triggered by the issuance of the Securities; and (G) neither the Company nor any Subsidiary has any stock appreciation rights or “phantom stock” plans or agreements or any similar plan or agreement.

12

(u) Organizational Documents. The Company has furnished to the Buyers or filed on EDGAR true, correct, and complete copies of the Company’s Certificate of Incorporation, as amended and as in effect on the date hereof (the “Certificate of Incorporation”), and the Company’s By-laws, as amended and as in effect on the date hereof (the “By-laws”), and the terms of all convertible securities and the material rights of the holders thereof in respect thereto.

(v) Litigation. Except as disclosed in the SEC Documents, there is no action, suit, arbitration, proceeding, inquiry, or investigation before or by the Principal Market, any court, public board, other Governmental Entity, self-regulatory organization, or body pending or, to the knowledge of the Company, threatened against or affecting the Company or any of its Subsidiaries, the Common Stock, or any of the Company’s or its Subsidiaries’ officers or directors, whether of a civil or criminal nature or otherwise, in their capacities as such, that would reasonably be expected to result in a Material Adverse Effect. After reasonable inquiry of its employees, the Company is not aware of any event that might result in or form the basis for any such action, suit, arbitration, investigation, inquiry, or other proceeding. Without limitation of the foregoing, there has not been, and to the knowledge of the Company, there is not pending or contemplated, any investigation by the SEC involving the Company, any of its Subsidiaries or any current or former director or officer of the Company or any of its Subsidiaries. Neither the Company nor any of its Subsidiaries is the subject of any order, writ, judgment, injunction, decree, determination, or award of any Governmental Entity that would reasonably be expected to result in a Material Adverse Effect.

(w) Insurance. The Company and each of its Subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as management of the Company believes to be prudent and customary in the businesses in which the Company and its Subsidiaries are engaged. In accordance with the previous sentence, the Company currently maintains no insurance policies. Neither the Company nor any such Subsidiary has been refused any insurance coverage sought or applied for, and neither the Company nor any such Subsidiary has any reason to believe that it will be unable to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not have a Material Adverse Effect.

(x) Manipulation of Price. Neither the Company nor any of its Subsidiaries has, and, to the knowledge of the Company, no Person acting on their behalf has, directly or indirectly, (i) taken any action designed to cause or to result in the stabilization or manipulation of the price of any security of the Company or any of its Subsidiaries to facilitate the sale or resale of any of the Securities, (ii) sold, bid for, purchased, or paid any compensation for soliciting purchases of, any of the Securities, or (iii) paid or agreed to pay to any Person any compensation for soliciting another to purchase any other securities of the Company or any of its Subsidiaries.

13

(y) Registration. Except as set forth in the SEC Documents, no Person has any right to cause the Company to affect the registration under the Securities Act of any securities of the Company. The Securities issued hereunder are exempt from the qualification provisions of the Trust Indenture Act of 1939 (the “TIA”) and this Agreement and the transactions contemplated herein comply in all respects with the TIA.

(z) Registration Eligibility. The Company is eligible to register the resale of the Conversion Shares and the Warrant Shares by the Buyers using Form S-1 promulgated under the 1933 Act.

(aa) Shell Company Status. In the reasoned opinion of McMurdo Law Group, LLC, co-counsel to the Company, which opinion is dated April 2, 2019, and has been provided to, and accepted by, the Investor, the Company is not, and has never been, an issuer identified in, or subject to, Rule 144(i).

(bb) Disclosure. The Company confirms that neither it nor any other Person acting on its behalf has provided any of the Buyers or their agents or counsel with any information that constitutes or could reasonably be expected to constitute material, non-public information concerning the Company or any of its Subsidiaries, other than the existence of the transactions contemplated by this Agreement and the other Transaction Documents. The Company understands and confirms that each of the Buyers will rely on the foregoing representations in effecting transactions in securities of the Company. All disclosures provided to the Buyers regarding the Company and its Subsidiaries, their businesses and the transactions contemplated hereby, including the schedules to this Agreement, furnished by or on behalf of the Company or any of its Subsidiaries, taken as a whole, are true and correct and does not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading. All of the written information furnished after the date hereof by or on behalf of the Company or any of its Subsidiaries to each Buyer pursuant to or in connection with this Agreement and the other Transaction Documents, taken as a whole, will be true and correct in all material respects as of the date on which such information is so provided and will not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading. No event or circumstance has occurred or information exists with respect to the Company or any of its Subsidiaries or its or their business, properties, liabilities, prospects, operations (including results thereof), or conditions (financial or otherwise), which, under applicable law, rule, or regulation, requires public disclosure at or before the date hereof or announcement by the Company but which has not been so publicly disclosed. All financial projections and forecasts that have been prepared by or on behalf of the Company or any of its Subsidiaries and made available to the Buyers have been prepared in good faith based upon reasonable assumptions and represented, at the time each such financial projection or forecast was delivered to each Buyer, the Company’s best estimate of future financial performance (it being recognized that such financial projections or forecasts are not to be viewed as facts and that the actual results during the period or periods covered by any such financial projections or forecasts may differ materially from the projected or forecasted results). The Company acknowledges and agrees that no Buyer makes or has made any representations or warranties with respect to the transactions contemplated hereby other than those specifically set forth in Section 2.

14

(cc) No General Solicitation. Neither the Company, nor any of its affiliates, nor any Person acting on its or their behalf, has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D under the Securities Act) in connection with the offer or sale of the Securities.

(dd) Private Placement. Assuming the accuracy of the Buyers’ representations and warranties set forth in Section 2, no registration under the Securities Act is required for the offer and sale of the Securities by the Company to the Buyers as contemplated hereby. The issuance and sale of the Securities hereunder does not contravene the rules and regulations of the Primary Market.

4.	COVENANTS.

(a) Reporting Status. For the period beginning on the date hereof, and ending six months after the date the Investor no longer holds unconverted Convertible Debenture and/or unexercised Warrant (the “Reporting Period”), the Company shall file on a timely basis all reports required to be filed with the SEC pursuant to the 1934 Act, and the Company shall not terminate its status as an issuer required to file reports under the 1934 Act even if the 1934 Act or the rules and regulations thereunder would no longer require the continued filing of such reports or would otherwise permit such termination.

(b) Use of Proceeds. The Company shall use the proceeds from the issuance of the Convertible Debenture hereunder for operating capital and other general corporate purposes. Neither the Company nor any Subsidiary will, directly or indirectly, use the proceeds of the transactions contemplated herein to repay any loans to any executives or employees of the Company or to make any payments in respect of any related party debt, all of which related party obligations shall be subordinated to the obligations owed to the Buyer. Neither the Company nor any Subsidiary will, directly or indirectly, use the proceeds of the transactions contemplated herein, or lend, contribute, facilitate or otherwise make available such proceeds to any Person (i) to fund, either directly or indirectly, any activities or business of or with any Person that is identified on the list of Specially Designated Nationals and Blocked Persons maintained by OFAC, or in any country or territory, that, at the time of such funding, is, or whose government is, the subject of Sanctions Programs or (ii) in any other manner that will result in a violation of Sanctions Programs.

15

(c) Listing. To the extent applicable, the Company shall promptly secure the listing or designation for quotation (as the case may be) of all of the Underlying Securities (as defined below) upon each national securities exchange and automated quotation system, if any, upon which the Common Stock is then listed or designated for quotation (as the case may be, each an “Eligible Market”), subject to official notice of issuance, and shall use reasonable efforts to maintain such listing or designation for quotation (as the case may be) of all Underlying Securities from time to time issuable under the terms of the Transaction Documents on such Eligible Market for the Reporting Period. Neither the Company nor any of its Subsidiaries shall take any action that could be reasonably expected to result in the delisting or suspension of the Common Stock on an Eligible Market during the Reporting Period. The Company shall pay all fees and expenses in connection with satisfying its obligations under this Section 4(c). “Underlying Securities” means the (i) the Conversion Shares and the Warrant Shares and (ii) any Common Stock of the Company issued or issuable with respect to the Conversion Shares or the Warrant Shares, including, without limitation, (1) as a result of any stock split, stock dividend, recapitalization, exchange, or similar event or otherwise and (2) shares of capital stock of the Company into which the shares of Common Stock are converted or exchanged without regard to any limitations on conversion of the Convertible Debenture or the exercise of the Warrant.

(d) Fees. The Company shall pay to YA Global II SPV, LLC, an affiliate of the lead Buyer (the “Subsidiary Fund”) a one-time due diligence and structuring fee of $5,000, which shall be paid directly from the gross proceeds of the Closing. The Company authorizes each Buyer to deduct any fees due hereunder from the gross process of the purchase of any Convertible Debenture.

(e) Pledge of Securities. Notwithstanding anything to the contrary contained in this Agreement, the Company acknowledges and agrees that, subject to compliance with applicable federal and state securities laws, the Securities may be pledged by an Investor in connection with a bona fide margin agreement or other loan or financing arrangement that is secured by the Securities. The Company hereby agrees to execute and deliver such documentation as a pledgee of the Securities may reasonably request in connection with a pledge of the Securities to such pledgee by a Buyer.

(f) Disclosure of Transactions and Other Material Information. On or before 9:30 a.m., New York time, on the first Business Day after the date of this Agreement, the Company shall file a Current Report on Form 8-K describing all the material terms of the transactions contemplated by the Transaction Documents in the form required by the 1934 Act and attaching all the material Transaction Documents (including, without limitation, this Agreement and all schedules to this Agreement) (including all attachments, the “Current Report”). From and after the filing of the Current Report, the Company shall have disclosed all material, non-public information (if any) provided to any of the Buyers by the Company or any of its Subsidiaries or any of their respective officers, directors, employees, or agents in connection with the transactions contemplated by the Transaction Documents. In addition, effective upon the filing of the Current Report, the Company acknowledges and agrees that any and all confidentiality or similar obligations with respect to the transactions contemplated by the Transaction Documents under any agreement, whether written or oral, between the Company, any of its Subsidiaries or any of their respective officers, directors, affiliates, employees, or agents, on the one hand, and any of the Buyers or any of their affiliates, on the other hand, shall terminate. The Company shall not, and the Company shall cause each of its Subsidiaries and each of its and their respective officers, directors, employees, and agents not to, provide any Buyer with any material, non-public information regarding the Company or any of its Subsidiaries from and after the date hereof without first obtaining the express prior written consent of such Buyer (which may be granted or withheld in such Buyer’s sole discretion).

16

(g) Reservation of Shares. So long as any of the Convertible Debenture remains outstanding, the Company shall take all action necessary to at all times have authorized, and reserved for the purpose of issuance, no less than 500% of the maximum number of shares of Common Stock issuable upon conversion of all the Convertible Debenture then outstanding (assuming for purposes hereof that (x) the Convertible Debenture is convertible at the Conversion Price then in effect and (y) any such conversion shall not take into account any limitations on the conversion of the Convertible Debenture) (the “Required Reserve Amount”); provided, that, at no time shall the number of shares of Common Stock reserved pursuant to this Section 4(g) be reduced other than proportionally in connection with any conversion and/or redemption, or reverse stock split. If at any time the number of shares of Common Stock authorized and reserved for issuance is not sufficient to meet the Required Reserved Amount, the Company shall within thirty (30) calendar days commence the taking of all corporate action necessary to authorize and reserve a sufficient number of shares, including, without limitation, calling a special meeting of stockholders to authorize an increase the number of authorized shares to meet the Company’s obligations pursuant to the Transaction Documents, in the case of an insufficient number of authorized shares, recommending that stockholders vote in favor of an increase in such authorized number of shares sufficient to meet the Required Reserved Amount; provided that such authorized increase in reserve of a sufficient number of shares and increase in the number of authorized shares shall occur no later than 90 calendar days from the commencement of such corporate action.

(h) Piggy-Back Registration Statements. With the exception of a firm commitment, underwritten public offering with gross proceeds in excess of $10,000,000, in connection with which, the Company lists its securities on the New York Stock Exchange, the NYSE American, the Nasdaq Global Market, the Nasdaq Global Select Market, or the Nasdaq Capital Market, so long as the Convertible Debenture and/or Warrant are outstanding and/or the Investor holds Conversion Shares and/or Warrant Shares and such Conversion Shares and/or Warrant Shares are either not registered for resale pursuant to an effective registration statement or eligible for resale pursuant to an exemption of the registration requirements of the Securities Act, the Company will not file a registration statement under the Securities Act relating to securities that are not the Securities without including the Conversion Shares and/or Warrant Shares issuable upon conversion of the Convertible Debenture and/or exercise of the Warrant and/or such Conversion Shares and/or Warrant Shares issued and held by the Investor.

(i) Conduct of Business. The business of the Company and its Subsidiaries shall not be conducted in violation of Applicable Laws or any law, ordinance, or regulation of any Governmental Entity, except where such violations would not reasonably be expected to result, either individually or in the aggregate, in a Material Adverse Effect. The covenant set forth above shall be ongoing while the Investor owns any Securities. The Company shall promptly notify the Investor in writing should it become aware of (a) any changes to this covenant, or (b) if it cannot comply with the covenant set forth above. The Company shall also promptly notify the Investor in writing should it become aware of an investigation, litigation, or regulatory action relating to an alleged or potential violation of Applicable Laws.

17

(j) From the date hereof until all the Convertible Debenture has been repaid, unless the holders of at least 75% in principal amount of the then-outstanding Convertible Debenture shall have given prior written consent (which consent shall not be unreasonably withheld, delayed, denied, or conditioned), the Company shall not, and shall not permit any of its subsidiaries (whether or not a subsidiary on the date hereof) to, directly or indirectly (i) other than Permitted Indebtedness, enter into, create, incur, assume, guarantee, or suffer to exist any indebtedness for borrowed money of any kind, including, but not limited to, a guarantee, on or with respect to any of its property or assets now owned or hereafter acquired or any interest therein or any income or profits therefrom, (ii) other than Permitted Liens, enter into, create, incur, assume, or suffer to exist any lien, security interest, option, or other charge or encumbrance (each, a “Lien”) of any kind, on or with respect to any of its property or assets now owned or hereafter acquired or any interest therein or any income or profits therefrom, (iii) amend its charter documents, including, without limitation, its Certificate of Incorporation and By-laws, in any manner that materially and adversely affects any rights of the holders of the Convertible Debenture, (iv) make any payments in respect of any related party debt, (v) enter into or agree to enter into any debenture, note, instrument, contract, financing arrangements, or other transaction that allows the holder of such instrument or counterparty to such transaction to receive payments in or acquire shares of Common Stock, for no consideration or consideration less than the volume weighted average price or closing bid price of the Common Stock, or that varies or may vary with the volume weighted average price or closing bid price of the Common Stock, as quoted by Bloomberg, LP, immediately prior to its issuance, (vi) enter into any security instrument granting the holder a security interest in any and all assets of the Company, or (vii) other than for bona-fide employee stock option plans, file any registration statement on Form S-8.

(k) “Permitted Indebtedness” shall mean: (i) the indebtedness evidenced by the Convertible Debenture; (ii) any indebtedness described on a Disclosure Schedule attached hereto; (iii) any indebtedness incurred solely for the purpose of financing the acquisition or lease of any equipment, including capital lease obligations with no recourse other than to such equipment; (iv) any indebtedness, (A) the repayment of which has been subordinated to the payment of the Convertible Debenture on terms and conditions reasonably acceptable to the Buyers, including with regard to interest payments and repayment of principal, (B) that does not mature or otherwise require or permit redemption or repayment prior to or on the 91st day after the maturity date of any Convertible Debenture then outstanding; and (C) that is not secured by any assets of the Company or its subsidiaries; (v) indebtedness associated with acquiring new intellectual property assets and licenses, so long as the proceeds are going to the party(ies) from whom the Company is acquiring the assets, licenses, and other properties; and (vi) any indebtedness (other than the indebtedness set out in clauses (i) through (v), above) incurred after the date hereof, provided that such indebtedness does not exceed $50,000 at any given time.

18

(l) “Permitted Liens” shall mean: (i) any security interest granted to the Buyers to secure the obligations under the Convertible Debenture; (ii) any prior security interest granted to the Buyers; (iii) existing Liens disclosed by the Company on a Disclosure Schedule attached hereto; (iv) inchoate Liens for taxes, assessments, or governmental charges or levies not yet due, as to which the grace period, if any, related thereto has not yet expired, or is being contested in good faith and by appropriate proceedings for which adequate reserves have been established in accordance with GAAP; (v) Liens of carriers, materialmen, warehousemen, mechanics, and landlords and other similar Liens that secure amounts that are not yet overdue by more than 60 days or which are being contested in good faith by appropriate proceedings for which adequate reserves have been established in accordance with GAAP; (vi) licenses, sublicenses, leases or subleases granted to other persons not materially interfering with the conduct of the business of the Company; (vii) Liens securing capitalized lease obligations and purchase money indebtedness incurred solely for the purpose of financing an acquisition or lease; (viii) easements, rights-of-way, restrictions, encroachments, municipal zoning ordinances, and other similar charges or encumbrances, and minor title deficiencies, in each case not securing debt and not materially interfering with the conduct of the business of the Company and not materially detracting from the value of the property subject thereto; (ix) Liens arising out of the existence of judgments or awards, which judgments or awards do not constitute an Event of Default; (x) Liens incurred in the ordinary course of business in connection with workers compensation claims, unemployment insurance, pension liabilities, and social security benefits and Liens securing the performance of bids, tenders, leases and contracts in the ordinary course of business, statutory obligations, surety bonds, performance bonds, and other obligations of a like nature (other than appeal bonds) incurred in the ordinary course of business (exclusive of obligations in respect of the payment for borrowed money); (xi) Liens in favor of a banking institution arising by operation of law encumbering deposits (including the right of set-off) and contractual set-off rights held by such banking institution and that are within the general parameters customary in the banking industry and only burdening deposit accounts or other funds maintained with a creditor depository institution; (xii) usual and customary set-off rights in leases and other contracts; (xiii) escrows in connection with acquisitions and dispositions; and (xiv) royalties and other rights to revenue derived from the sale of the Company’s products that are granted in the ordinary course of business.

5.	REGISTER; TRANSFER AGENT INSTRUCTIONS; LEGEND.

(a) Register. The Company shall maintain at its principal executive offices or with the Transfer Agent (or at such other office or agency of the Company as it may designate by notice to each holder of Securities), a register for the Convertible Debenture and the Warrant in which the Company shall record the name and address of the Person in whose name the Convertible Debenture and/or the Warrant have been issued and granted, respectively (including the name and address of each transferee), the amount of Convertible Debenture and the Warrant held by such Person, and the number of Conversion Shares and Warrant Shares issuable upon conversion of the Convertible Debenture or exercise of the Warrant held by such Person. The Company shall keep the register open and available at all times during business hours for inspection of any Buyer or its legal representatives.

(b) Transfer Restrictions. The Securities may only be disposed of in compliance with state and federal securities laws. In connection with any transfer of Securities other than pursuant to an effective registration statement or Rule 144, to the Company or to an Affiliate of a Buyer or in connection with a pledge as contemplated herein, the Company may require the transferor thereof to provide to the Company an opinion of counsel selected by the transferor and reasonably acceptable to the Company, the form and substance of which opinion shall be reasonably satisfactory to the Company, to the effect that such transfer does not require registration of such transferred Securities under the Securities Act. As a condition of transfer, any such transferee shall agree in writing to be bound by the terms of this Agreement and shall have the rights and obligations of a Buyer under this Agreement.

19

6.	CONDITIONS TO THE COMPANY’S OBLIGATION TO SELL.

The obligation of the Company hereunder to issue and sell the Convertible Debenture to each Buyer at the Closing is subject to the satisfaction, at or before the Closing Date, of each of the following conditions; provided, that these conditions are for the Company’s sole benefit and may be waived by the Company at any time in its sole discretion by providing each Buyer with prior written notice thereof:

(a) Such Buyer shall have executed each of the Transaction Documents to which it is a party and delivered the same to the Company.

(b) Such Buyer and each other Buyer shall have delivered to the Company the Purchase Price (less, in the case of any Buyer, the amounts withheld pursuant to Section 4(d)) for the Convertible Debenture being purchased by such Buyer at the Closing by wire transfer of immediately available funds in accordance with the Closing Statement.

(c) The representations and warranties of such Buyer shall be true and correct in all material respects as of the date when made and as of the Closing Date as though originally made at that time (except for representations and warranties that speak as of a specific date, which shall be true and correct as of such specific date), and such Buyer shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by such Buyer at or prior to such Closing Date.

7.	CONDITIONS TO EACH BUYER’S OBLIGATION TO PURCHASE.

The obligation of each Buyer hereunder to purchase its Convertible Debenture at the Closing is subject to the satisfaction, at or before the Closing Date, of each of the following conditions; provided, that these conditions are for each Buyer’s sole benefit and may be waived by such Buyer at any time in its sole discretion by providing the Company with prior written notice thereof:

(a) The Company shall have duly executed and delivered to such Buyer each of the Transaction Documents to which it is a party and the Company shall have duly executed and delivered to such Buyer a Convertible Debenture with a principal amount corresponding to the Subscription Amount set forth opposite such Buyer’s name on Schedule of Buyers attached as Schedule I for the Closing.

(b) Such Buyer shall have received the opinion of counsel to the Company, dated as of the Closing Date, in the form reasonably acceptable to such Buyer which shall include but not be limited to whether the Company is an issuer defined as a “Shell Company,” as defined in paragraph (i)(1)(i) of Rule 144 or has been at any time previously an issuer defined as a “Shell Company.”

(c) The Company shall have provided to the Investor an executed Officer’s Certificate in a form satisfactory to the Investor and dated as of the Closing Date, as to (i) the Company’s Certificate of Incorporation, (ii) the By-laws of the Company, (iii) the resolutions as adopted by the Company’s Board of Directors in a form reasonably acceptable to the Investor, and (iv) the Company’s Certificate of Good Standing, each as in effect at the Closing.

20

(d) The Company’s controlling stockholder shall have provided the Investor a written agreement acknowledging his agreement to not sell, transfer, or otherwise dispose of his controlling block of shares including but not limited to preferred shares, or issue, assign, grant, or otherwise transfer such voting rights associated with such block of shares.

(e) The Company’s controlling stockholder shall have provided the Investor a written agreement to vote in favor of any reverse stock splits that may be triggered under the Transaction Documents.

(f) The Company’s controlling stockholder shall have provided the Investor a written agreement acknowledging his agreement to not accept any payments in cash, shares of Common Stock, securities or otherwise of any debts or obligations of any kind owed to him by the Company.

(g) The Company shall have delivered to each Buyer copies of its and each Subsidiaries certified copies of its charter, as well as any stockholder or operating agreements by or among the stockholders, shareholders, or members of any of the Company’s Subsidiaries.

(h) The Company shall have delivered to such Buyer a certificate evidencing the incorporation and good standing of the Company as of a date within ten (10) days of the Closing Date.

(i) Each and every representation and warranty of the Company shall be true and correct in all material respects (other than representations and warranties qualified by materiality, which shall be true and correct in all respects) as of the date when made and as of the Closing Date as though originally made at that time (except for representations and warranties that speak as of a specific date, which shall be true and correct as of such specific date) and the Company shall have performed, satisfied and complied in all respects with the covenants, agreements and conditions set forth in each Transaction Document required to be performed, satisfied or complied with by the Company at or prior to the Closing Date.

(j) The Common Stock (A) shall be designated for quotation or listed (as applicable) on the Principal Market and (B) shall not have been suspended, as of the Closing Date, by the SEC or the Principal Market from trading on the Principal Market nor shall suspension by the SEC or the Principal Market have been threatened, as of the Closing Date, either (I) in writing by the SEC or the Principal Market or (II) by falling below the minimum maintenance requirements of the Principal Market.

(k) The Company shall have obtained all governmental, regulatory, or third-party consents and approvals, if any, necessary for the sale of the Securities, including, without limitation, those required by the Principal Market, if any.

(l) No statute, rule, regulation, executive order, decree, ruling, or injunction shall have been enacted, entered, promulgated, or endorsed by any court or Governmental Entity of competent jurisdiction that prohibits the consummation of any of the transactions contemplated by the Transaction Documents.

21

(m) Since the date of execution of this Agreement, no event or series of events shall have occurred that has resulted in or would reasonably be expected to result in a Material Adverse Effect, or an Event of Default (as defined in the Convertible Debenture).

(n) The Company shall have obtained approval of the Principal Market to list or designate for quotation (as the case may be) the maximum number of Conversion Shares issuable pursuant to the Convertible Debenture to be issued at the Closing.

(o) Such Buyer shall have received a letter, duly executed by an officer of the Company, setting forth the wire amounts of each Buyer and the wire transfer instructions of the Company (the “Closing Statement”).

(p) From the date hereof to the Closing Date, trading in the Common Stock shall not have been suspended by the SEC or the Principal Market (except for any suspension of trading of limited duration agreed to by the Company, which suspension shall be terminated prior to the Closing) and (ii) at any time from the date hereof to the Closing Date, trading in securities generally as reported by Bloomberg L.P. shall not have been suspended or limited, or minimum prices shall not have been established on securities whose trades are reported by such service, or on the Principal Market, nor shall a banking moratorium have been declared either by the United States or New York State authorities nor shall there have occurred any material outbreak or escalation of hostilities or other national or international calamity of such magnitude in its effect on, or any material adverse change in, any financial market which, in each case, in the reasonable judgment of each Buyer, makes it impracticable or inadvisable to purchase the Securities at the Closing.

(q) The Company and its Subsidiaries shall have delivered to such Buyer such other documents, instruments or certificates relating to the transactions contemplated by this Agreement as such Buyer or its counsel may reasonably request.

8.	TERMINATION.

In the event that the Closing shall not have occurred with respect to a Buyer within five (5) days of the date hereof, then such Buyer shall have the right to terminate its obligations under this Agreement with respect to itself at any time on or after the close of business on such date without liability of such Buyer to any other party; provided, however, (i) the right to terminate this Agreement under this Section 8 shall not be available to such Buyer if the failure of the transactions contemplated by this Agreement to have been consummated by such date is the result of such Buyer’s breach of this Agreement and (ii) the abandonment of the sale and purchase of the Convertible Debenture shall be applicable only to such Buyer providing such written notice; provided, further, however, that no such termination shall affect any obligation of the Company under this Agreement to reimburse such Buyer for the expenses described herein. Nothing contained in this Section 8 shall be deemed to release any party from any liability for any breach by such party of the terms and provisions of this Agreement or the other Transaction Documents or to impair the right of any party to compel specific performance by any other party of its obligations under this Agreement or the other Transaction Documents.

22

9.	MISCELLANEOUS.

(a) Governing Law; Jurisdiction; Jury Trial. All questions concerning the construction, validity, enforcement, and interpretation of this Agreement shall be governed by the internal laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of New York. The Company hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in The City of New York, Borough of Manhattan, for the adjudication of any dispute hereunder or in connection herewith or under any of the other Transaction Documents or with any transaction contemplated hereby or thereby, and hereby irrevocably waives, and agrees not to assert in any suit, action, or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action, or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action, or proceeding by mailing a copy thereof (by certified mail, return receipt requested, postage prepaid) to such party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. Nothing contained herein shall be deemed or operate to preclude any Buyer from bringing suit or taking other legal action against the Company in any other jurisdiction to collect on the Company’s obligations to such Buyer or to enforce a judgment or other court ruling in favor of such Buyer. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE TO, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR UNDER ANY OTHER TRANSACTION DOCUMENT OR IN CONNECTION WITH OR ARISING OUT OF THIS AGREEMENT, ANY OTHER TRANSACTION DOCUMENT, OR ANY TRANSACTION CONTEMPLATED HEREBY OR THEREBY.

(b) Counterparts. This Agreement may be executed in two or more identical counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party. In the event that any signature is delivered by an e-mail which contains a portable document format (.pdf) file of an executed signature page, such signature page shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such signature page were an original thereof.

(c) Headings; Gender. The headings of this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement. Unless the context clearly indicates otherwise, each pronoun herein shall be deemed to include the masculine, feminine, neuter, singular, and plural forms thereof. The terms “including,” “includes,” “include” and words of like import shall be construed broadly as if followed by the words “without limitation.” The terms “herein,” “hereunder,” “hereof” and words of like import refer to this entire Agreement instead of just the provision in which they are found.

23

(d) Entire Agreement; Amendments. This Agreement supersedes all other prior oral or written agreements among the Buyer, the Company, their affiliates, and persons acting on their behalf with respect to the matters discussed herein, and this Agreement and the instruments referenced herein contain the entire understanding of the parties with respect to the matters covered herein and therein and, except as specifically set forth herein or therein, neither the Company nor any Buyer makes any representation, warranty, covenant, or undertaking with respect to such matters. No provision of this Agreement may be waived or amended other than by an instrument in writing signed by the party to be charged with enforcement.

(e) Notices. Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Agreement must be in writing by letter and e-mail and will be deemed to have been delivered: upon the later of (A) either (i) receipt, when delivered personally, or (ii) one (1) Business Day after deposit with an overnight courier service with next day delivery specified, in each case, properly addressed to the party to receive the same and (B) receipt, when sent by e-mail. The addresses and e-mail addresses for such communications to the Company shall be:

If to the Company, to:	Kona Gold Beverage, Inc..
746 North Drive STE A Melbourne, FL 32934 Attention: Robert Clark E-Mail: robert@konagoldbeverage.com
With a mandatory copy to (which shall not constitute notice):	Clark Hill LLP 555 South Flower Street – 24th Floor Los Angeles, CA 90071 Attention: Randolf Katz E-Mail: rkatz@clarkhill.com

The addresses and e-mail addresses for such communications to the Buyers shall be as set forth on the Schedule of Buyers, with copies to such Buyer’s representatives as set forth on the Schedule of Buyers.

With a mandatory copy to (which shall not constitute notice):	David Gonzalez, Esq. c/o Yorkville Advisors Global, LP 1012 Springfield Avenue Mountainside, NJ 07092 E-mail: legal@yorkvilleadvisors.com

Otherwise, communications shall be to such other address, e-mail address, and/or to the attention of such other Person as the recipient party has specified by written notice given to each other party five (5) days prior to the effectiveness of such change. Written confirmation of receipt (A) given by the recipient of such notice, consent, waiver, or other communication, (B) electronically generated by the sender’s e-mail service provider containing the time, date, recipient e-mail address, or (C) provided by an overnight courier service shall be rebuttable evidence of personal service, receipt by facsimile or receipt from an overnight courier service in accordance with clause (i), (ii) or (iii) above, respectively

24

(f) Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and assigns, including any purchasers of any of the Convertible Debenture (but excluding any purchasers of Underlying Securities, unless pursuant to a written assignment by such Buyer). The Company shall not assign this Agreement or any rights or obligations hereunder without the prior written consent of the Buyers, which consent shall not be unreasonably withheld, delayed, denied, or conditioned. In connection with any transfer of any or all of its Securities, a Buyer may assign all, or a portion, of its rights and obligations hereunder in connection with such Securities with five (5) day’s written notice to, but without the consent of, the Company, in which event such assignee shall be deemed to be a Buyer hereunder with respect to such transferred Securities.

(g) Indemnification.

(i) In consideration of each Buyer’s execution and delivery of the Transaction Documents and acquiring the Securities thereunder and in addition to all of the Company’s other obligations under the Transaction Documents, the Company shall defend, protect, indemnify, and hold harmless each Buyer and each holder of any Securities and all of their stockholders, partners, members, officers, directors, employees, and direct or indirect investors and any of the foregoing Persons’ agents or other representatives (including, without limitation, those retained in connection with the transactions contemplated by this Agreement) (collectively, the “Indemnitees”) from and against any and all actions, causes of action, suits, claims, losses, costs, penalties, fees, liabilities, and damages, and expenses in connection therewith (irrespective of whether any such Indemnitee is a party to the action for which indemnification hereunder is sought), and including reasonable attorneys’ fees and disbursements (the “Indemnified Liabilities”), incurred by any Indemnitee as a result of, or arising out of, or relating to (i) any misrepresentation or breach of any representation or warranty made by the Company in any of the Transaction Documents, (ii) any breach of any covenant, agreement, or obligation of the Company or any Subsidiary contained in any of the Transaction Documents, or (iii) any cause of action, suit, proceeding, or claim brought or made against such Indemnitee by a third party (including for these purposes a derivative action brought on behalf of the Company or any Subsidiary) or that otherwise involves such Indemnitee that arises out of or results from (A) the execution, delivery, performance, or enforcement of any of the Transaction Documents, (B) any transaction financed or to be financed in whole or in part, directly or indirectly, with the proceeds of the issuance of the Securities, or (C) any disclosure properly made by such Buyer pursuant to Section 4(f), or (D) the status of such Buyer or holder of the Securities either as an investor in the Company pursuant to the transactions contemplated by the Transaction Documents or as a party to this Agreement (including, without limitation, as a party in interest or otherwise in any action or proceeding for injunctive or other equitable relief). To the extent that the foregoing undertaking by the Company may be unenforceable for any reason, the Company shall make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities that is permissible under applicable law.

25

(ii) Promptly after receipt by an Indemnitee under this Section 9(g) of notice of the commencement of any action or proceeding (including any governmental action or proceeding) involving an Indemnified Liability, such Indemnitee shall, if a claim in respect thereof is to be made against the Company under this Section 9(g), deliver to the Company a written notice of the commencement thereof, and the Company shall have the right to participate in, and, to the extent the Company so desires, to assume control of the defense thereof with counsel mutually reasonably satisfactory to the Company and the Indemnitee; provided, however, that an Indemnitee shall have the right to retain its own counsel with the fees and expenses of such counsel to be paid by the Company if: (A) the Company has agreed in writing to pay such fees and expenses; (B) the Company shall have failed promptly to assume the defense of such Indemnified Liability and to employ counsel reasonably satisfactory to such Indemnitee in any such Indemnified Liability; or (C) the named parties to any such Indemnified Liability (including any impleaded parties) include both such Indemnitee and the Company, and such Indemnitee shall have been advised by counsel that a conflict of interest is likely to exist if the same counsel were to represent such Indemnitee and the Company (in which case, if such Indemnitee notifies the Company in writing that it elects to employ separate counsel at the expense of the Company, then the Company shall not have the right to assume the defense thereof and such counsel shall be at the expense of the Company); provided, further, that in the case of clause (C) above the Company shall not be responsible for the reasonable fees and expenses of more than one (1) separate legal counsel for the Indemnitees. The Indemnitee shall reasonably cooperate with the Company in connection with any negotiation or defense of any such action or Indemnified Liability by the Company and shall furnish to the Company all information reasonably available to the Indemnitee which relates to such action or Indemnified Liability. The Company shall keep the Indemnitee reasonably apprised at all times as to the status of the defense or any settlement negotiations with respect thereto. The Company shall not be liable for any settlement of any action, claim or proceeding effected without its prior written consent; provided, however, that the Company shall not unreasonably withhold, delay, deny, or condition its consent. The Company shall not, without the prior written consent of the Indemnitee (which consent shall not be unreasonably withheld, delayed, denied, or conditioned), consent to entry of any judgment or enter into any settlement or other compromise that does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnitee of a release from all liability in respect to such Indemnified Liability or litigation, and such settlement shall not include any admission as to fault on the part of the Indemnitee. Following indemnification as provided for hereunder, the Company shall be subrogated to all rights of the Indemnitee with respect to all third parties, firms, or corporations relating to the matter for which indemnification has been made. The failure to deliver written notice to the Company within a reasonable time of the commencement of any such action shall not relieve the Company of any liability to the Indemnitee under this Section 9(g), except to the extent that the Company is materially and adversely prejudiced in its ability to defend such action.

(iii) The indemnification required by this Section 9(g) shall be made by periodic payments of the amount thereof during the course of the investigation or defense, within ten (10) days after bills supporting the Indemnified Liabilities are received by the Company.

(iv) The indemnity agreement contained herein shall be in addition to (A) any cause of action or similar right of the Indemnitee against the Company or others and (B) any liabilities the Company may be subject to pursuant to the law.

(h) No Strict Construction. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

[REMAINDER PAGE INTENTIONALLY LEFT BLANK]

26

IN WITNESS WHEREOF, each Buyer and the Company have caused their respective signature page to this Securities Purchase Agreement to be duly executed as of the date first written above.

COMPANY:

KONA GOLD BEVERAGE, INC.

By:
Name:	Robert Clark
Title:	CEO

27

IN WITNESS WHEREOF, each Buyer and the Company have caused their respective signature page to this Securities Purchase Agreement to be duly executed as of the date first written above.

BUYER:

YA II PN, LTD.

By:	Yorkville Advisors Global, LP
Its:	Investment Manager

By:	Yorkville Advisors Global II, LLC
Its:	General Partner

By:
Name:
Title:

28

LIST OF EXHIBITS:

29

EXHIBIT A

FORM OF CONVERTIBLE DEBENTURE

30

EXHIBIT B

FORM OF WARRANT

SCHEDULE OF BUYERS

(a)		(b)	(c)
Buyer		Subscription Amount of Convertible Debenture	Purchase Price (96% of Subscription Amount)

YA II PN, Ltd.
1012 Springfield Avenue	Closing:	$500,000.00	$480,000.00
Mountainside, NJ 07092
E-mail: Legal@yorkvilleadvisors.com

	Aggregate:	$500,000.00	$480,000.00

Legal Representative’s Address and E-Mail Address
David Gonzalez, Esq.
1012 Springfield Avenue
Mountainside, NJ 07092
E-mail: Legal@yorkvilleadvisors.com

2